Exhibit 10.9

AMENDMENT

Amendment dated as of September 16th between LGBTQ Loyalty Holdings, Inc (“Borrower”) and EMA Financial, LLC (“Lender”).

Whereas, the Borrower and Lender are parties to the following documents:

1.	Convertible Note dated as of March 11, 2020 issued by Borrower to Lender in the original principal amount of $85,000 (“Note”); and

2.	Securities Purchase Agreement dated as of March 11, 2020 between Borrower and Lender (“SPA”); and

Whereas, the Borrower and lender wish to amend the Note and SPA as set forth herein;

Now, therefore, for good and valuable consideration, the receipt and sufficiency of which are here by the Borrower and Lender agree to the following amendments to the Note and SPA as of the date hereof:

1.	Issue Date is amended to September 18, 2020
2.	Maturity Date is amended to September 16, 2021

IN WITNESS WHEREOF, the Borrower and Lender have executed this Amendment as of the date set forth above.

BORROWER:	LENDER:
LGBTQ LOYALTY HOLDINGS, INC.	EMA FINANCIAL, LLC

By:	By:
Name:	Name: